Exhibit 99.3

Pro Forma Financial Statements of

LML PAYMENT SYSTEMS INC.

As at March 31, 2007 and for the fiscal years ended March 31, 2007 and 2006 and for the three months ended June 30, 2007
(U.S. dollars)
(Unaudited)

LML PAYMENT SYSTEMS INC.

PRO FORMA CONSOLIDATED BALANCE SHEET
March 31, 2007
(Unaudited)
(In U.S. Dollars)

	LML Payment Systems Inc.	Beanstream Internet Commerce Inc.	Note 4	Pro Forma adjustments	Pro Forma consolidated
Assets
Current Assets

Cash and cash equivalents	$10,163,008	$6,570,902	(a)	$(10,566,162)	$6,167,748
Restricted cash	250,000	-		-	250,000
Accounts receivable, net of allowances	330,055	164,335		-	494,390
Prepaid expenses	405,213	27,413		-	432,625
Future income taxes	-	11,400		-	11,400
Total current assets	11,148,276	6,774,050		(10,566,162)	7,356,163

Capital assets, net	1,362,003	123,082		-	1,485,085
Patents, net	943,985	-		-	943,985
Restricted cash	-	136,584		-	136,584
Other assets	224,263	-	(a)	(100,000)	124,263
Unallocated purchase price	-	-	(a)	20,701,662	20,701,662
Total assets	$13,678,527	$7,033,716		$10,035,500	$30,747,742

Liabilities
Current Liabilities
Accounts payable	659,111	394,048		-	1,053,159
Accrued liabilities	143,974	-		-	143,974
Accrued compensation	165,703	-		-	165,703
Income taxes payable	-	20,044		-	20,044
Current portion of Long term debt	360,179	-	(a)	2,165,252	2,525,431
Current portion of Deferred revenue	1,531,260	78,111		-	1,609,371
Funds due to merchants	-	3,066,772		-	3,066,772
Total current liabilities	2,860,227	3,558,975		2,165,252	8,584,453

Long term debt	726,806	-	(a)	2,165,252	2,892,058
Deferred revenue	5,859,628	-		-	5,859,628
Total Liabilities	9,446,661	3,558,975		4,330,504	17,336,139

Shareholders' Equity
Capital Stock
Class A, preferred stock, $1.00 CDN par value, 150,000,000 shares authorized,	-	-		-	-
Class B, preferred stock, $1.00 CDN par value, 150,000,000 shares authorized, issuable in series, none issued or outstanding	-	-		-	-
Common shares, no par value	32,774,368	1,527,583	(a)	7,652,154	41,954,105

Contributed surplus	3,443,292	150,981	(a)	(150,981)	3,443,292
Cumulative translation adjustment	-	(161,023)		161,023	-
Deficit	(31,985,794)	1,957,200	(a)	(1,957,200)	(31,985,794)
Total shareholders' equity	4,231,866	3,474,741		5,704,996	13,411,603
Total liabilities and shareholders' equity	$13,678,527	$7,033,716		$10,035,500	$30,747,742

LML PAYMENT SYSTEMS INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
Fiscal Year Ended March 31, 2006
(Unaudited)
(In U.S. Dollars)

	LML Payment Systems Inc.	Beanstream Internet Commerce Inc.	Note 4	Pro forma adjustments	Pro forma consolidated

REVENUE	$5,458,029	$2,819,535		$-	$8,277,564

COSTS AND EXPENSES
Cost of operations	4,600,766	1,196,877		-	5,797,643
Sales, general and administrative expenses	4,752,718	761,881	(b)	90,474	5,605,073
Amortization and depreciation	616,592	23,236		-	639,828

INCOME (LOSS) BEFORE OTHER INCOME (EXPENSES) & INCOME TAXES	(4,512,047)	837,541		(90,474)	(3,764,980)

Other income (expenses)	(241,453)	43,572		-	(197,881)
Interest income	142,311	76,355		-	218,666
Interest expense	(10,041)	-	(c )	(335,198)	(345,239)

INCOME (LOSS) BEFORE INCOME TAXES	(4,621,230)	957,468		(425,672)	(4,089,434)

Income taxes:
Current	25,863	150,372		-	176,235
Future	-	112,560		-	112,560
	25,863	262,932		-	288,795

NET INCOME (LOSS)	$(4,647,093)	$694,536		$(425,672)	$(4,378,229)

NET INCOME (LOSS) PER SHARE -
Basic and diluted	$(0.23)	$-	(d)	$-	$(0.20)

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic and diluted	20,164,279		(d)	2,107,861	22,272,140

LML PAYMENT SYSTEMS INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
Fiscal Year Ended March 31, 2007
(Unaudited)
(In U.S. Dollars)

	LML Payment Systems Inc.	Beanstream Internet Commerce Inc.	Note 4	Pro forma adjustments	Pro forma consolidated

REVENUE	$6,554,191	$4,893,981		$-	$11,448,172

COSTS AND EXPENSES
Cost of operations	4,757,053	2,229,654		-	6,986,707
Sales, general and administrative expenses	2,967,132	1,072,801	(e)	23,680	4,063,613
Amortization and depreciation	335,555	41,184		-	376,739

INCOME (LOSS) BEFORE OTHER INCOME (EXPENSES) & INCOME TAXES	(1,505,549)	1,550,342		(23,680)	21,113

Other income (expenses)	8,464	(9,326)		-	(862)
Interest income	475,368	254,317		-	729,685
Interest expense	(12,700)	-	(f)	(175,637)	(188,337)

INCOME (LOSS) BEFORE INCOME TAXES	(1,034,417)	1,795,333		(199,317)	561,599

Income taxes:
Current	38,446	526,771		-	565,217
Future	-	(11,699)		-	(11,699)
	38,446	515,072		-	553,518

NET INCOME (LOSS)	$(1,072,863)	$1,280,261		$(199,317)	$8,081

NET INCOME (LOSS) PER SHARE –
Basic and diluted	$(0.05)	-	(d)	$-	$-

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic and diluted	20,206,412		(d)	2,107,861	22,314,273

LML PAYMENT SYSTEMS INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Three Months Ended June 30, 2007
(Unaudited)
(In U.S. Dollars)

	LML Payment Systems Inc.	Beanstream Internet Commerce Inc.	Note 4	Pro forma adjustments	Pro forma consolidated

REVENUE	$1,455,716	$1,634,768		$-	$3,090,484

COSTS AND EXPENSES
Cost of operations	1,024,561	771,570		-	1,796,131
Sales, general and administrative expenses	638,111	1,252,468	(g)	(941,100)	949,479
Amortization and depreciation	126,516	9,474		-	135,990

INCOME (LOSS) BEFORE OTHER INCOME (EXPENSES) & INCOME TAXES	(333,472)	(398,744)		941,100	208,884

Other income (expenses)	(5,816)	-		-	(5,816)
Interest income	113,323	88,173		-	201,496
Interest expense	(18,000)	-	(h)	(91,066)	(109,066)

INCOME (LOSS) BEFORE INCOME TAXES	(243,965)	(310,571)		850,034	295,498

Income taxes:
Current	4,200	12,005	(i)	195,802	212,007
Future	-	-		-	-
	4,200	12,005		195,802	212,007

NET INCOME (LOSS)	$(248,165)	$(322,576)		$654,232	$83,491

NET INCOME (LOSS) PER SHARE
Basic	$(0.01)	$-	(d)	$-	$-
Diluted	$(0.01)	$-	(d)	$-	$-
WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	20,207,094			2,107,861	22,314,955
Diluted	20,207,094		(d)	2,107,861	22,314,955

LML PAYMENT SYSTEMS INC.

Notes to the Pro Forma Consolidated Financial Statements
As of March 31, 2007 and for the Fiscal Years Ended March 31, 2007 and 2006
and for the Three Months Ended June 30, 2007
(Unaudited)
(Amounts expressed in U.S. Dollars unless otherwise specified)

1.	BASIS OF PRESENTATION

The unaudited pro forma consolidated balance sheet of LML Payment Systems Inc. ("LML") as at March 31, 2007 and unaudited pro forma consolidated statements of operations for the fiscal years ended March 31, 2007 and 2006 have been prepared by management of LML, in accordance with Canadian generally accepted accounting principles ("Canadian GAAP"), for illustrative purposes only, (these principles do not differ materially from generally accepted accounting principles in the U.S. ("U.S. GAAP")) to show the effect of the plan of arrangement entered into with Beanstream Internet Commerce Inc. ("Beanstream") whereby Beanstream common shareholders will transfer their Beanstream common shares to LML for a combination of cash, promissory notes, LML common shares and LML earnout common shares resulting in the acquisition of Beanstream by LML.

The unaudited pro forma financial statements, including the related notes, should be read in conjunction with LML's consolidated financial statements and related notes thereto, together with management's discussion and analysis of financial condition and results of operations, contained in LML's Annual Report on Form 10-K for the fiscal year eended March 31, 2007, as well as LML's Quarterly Report on Form 10-Q for the quarter ended June 30, 2007.

These unaudited pro forma consolidated financial statements have been compiled from, and include:

(a)
A pro forma consolidated balance sheet combining the audited consolidated balance sheet of LML as at March 31, 2007 and the unaudited balance sheet of Beanstream as at March 31, 2007.  The unaudited balance sheet of Beanstream was converted to U.S. dollars based on the Canadian/U.S. dollar closing exchange rate at March 31, 2007 (0.866).

(b)	A pro forma consolidated statement of operations for the fiscal year ended March 31, 2006 combining:

(i)	the audited consolidated statement of operations of LML for the fiscal year ended March 31, 2006; and

(ii)
the unaudited statement of operations of Beanstream for the twelve months ended March 31, 2006, converted to U.S. dollars based on the Canadian/U.S. dollar average exchange rate for the twelve months ended March 31, 2006 (0.838).

(c)	A pro forma consolidated statement of operations for the fiscal year ended March 31, 2007 combining:

(i)	the audited consolidated statement of operations of LML for the fiscal year ended March 31, 2007; and

(ii)
the unaudited statement of operations of Beanstream for the twelve months ended March 31, 2007, converted to U.S. dollars based on the Canadian/U.S. dollar average exchange rate for the twelve month period ended March 31, 2007 (0.878).

(d)	A pro forma consolidated statement of operations for the three months ended June 30, 2007 combining:

(i)	the unaudited consolidated statement of operations of LML for the three months ended June 30, 2007; and

(ii)
the unaudited statement of operations of Beanstream for the three months ended June 30, 2007, converted to U.S. dollars based on the Canadian/U.S. dollar average exchange rate for the three months ended June 30, 2007 (0.911).

The pro forma consolidated balance sheet as at March 31, 2007 has been prepared as if the transaction described in Note 3 had occurred on March 31, 2007. The pro forma consolidated statements of operations for the fiscal years ended March 31, 2007 and March 31, 2006 and the three months ended June 30, 2007 have been prepared as if the transaction described in Note 3 had occurred on April 1, 2005.

It is management's opinion that these pro forma consolidated financial statements present in all material respects, the transaction, assumptions and adjustments described in Notes 3 and 4, in accordance with Canadian GAAP. (these principles do not differ materially from U.S. GAAP). The accounting policies used in the preparation of these statements are consistent with LML's accounting policies for the fiscal year ended March 31, 2007. The pro forma consolidated financial statements are not intended to reflect the results of operations or the financial position of LML which would have actually resulted had the transaction been effected on the date indicated. Actual amounts recorded upon consummation of the agreements will likely differ from those recorded in the unaudited pro forma consolidated financial statements. Any potential synergies that may be realized and integration costs that may be incurred upon consummation of the transaction have been excluded from the unaudited pro forma financial statements. Further, the pro forma results of operations are not necessarily indicative of the results of operations that may be obtained in the future.

Certain elements of the LML and Beanstream consolidated financial statements have been reclassified for consistency.

LML PAYMENT SYSTEMS INC.

Notes to the Pro Forma Consolidated Financial Statements
As of March 31, 2007 and for the Fiscal Years Ended March 31, 2007 and 2006
and for the Three Months Ended June 30, 2007
(Unaudited)
(Amounts expressed in U.S. Dollars unless otherwise specified)

2.	SIGNIFICANT ACCOUNTING POLICIES

The accounting policies used in the preparation of these unaudited pro forma consolidated financial statements are those set out in LML's audited consolidated financial statements for the fiscal year ended March 31, 2007. In preparing the unaudited pro forma consolidated financial statements, a review was undertaken to identify Beanstream accounting policy differences where the impact was potentially material and could be reasonably estimated. Further accounting policy differences may be identified after consummation and integration of the proposed acquisition. The significant accounting policies of LML conform in all material respects to those of Beanstream.

3.	BUSINESS ACQUISITION

Agreement with Beanstream

On May 1, 2007, LML issued a press release announcing a definitive agreement for LML to acquire all of the outstanding capital stock of Beanstream for aggregate consideration totaling approximately $17.5 million*. The total consideration consists of  up to $8.3 million* in cash, $4.5 million* in  two-year promissory notes, and $4.7 million in LML common shares. Beanstream shareholders could also receive up to an additional $1.8 million in LML common shares if certain revenue milestones are reached by the first anniversary of the closing.

This business combination will be accounted for as a purchase transaction, with LML being identified as the acquirer and Beanstream as the acquiree.

The unaudited pro forma consolidated financial statements assume that the fair value of the issued LML common shares based on the deemed issuance of 1.96 million LML common shares at a price of $4.35 per share for a total of $8.5 million; cash of $6.6 million; two-year promissory notes of $4.3 million; finders fee common shares valued at $641,000 and LML's transaction costs of $850,000, equaling a total purchase price of approximately $18.3 million.

LML has not yet determined the fair value of all identifiable assets and liabilities acquired, the amount of the purchase price that may be allocated to goodwill, or the complete impact of applying purchase accounting on the income statement. Therefore, after reflecting the pro forma purchase adjustments identified to date, the excess amount of the purchase price over the adjusted book value of Beanstream's assets and liabilities has been presented as "unallocated purchase price." LML is currently in the process of determining the fair value of all identifiable assets and liabilities acquired and the value of any goodwill arising from the acquisition. Once this process is complete, adjustments may impact the measurement of amortization recorded in the consolidated income statements of LML for periods after the date of acquisition.  No pro forma adjustments have been included in connection with any changes in future tax assets or liabilities that would result from recording Beanstream's identifiable assets and liabilities at fair value as the process of estimating the fair value of identifiable assets and liabilities is not yet complete.

Purchase price

1.96 million common shares of LML	$8,538,737
Cash	6,601,087
Promissory notes	4,330,504
Finders fee 145,000 common shares of LML	641,000
Acquisition costs	850,000
$20,961,328

*	Exact transaction amounts subject to foreign exchange fluctuations (Cdn/U.S. exchange rate on May 1, 2007 was $0.90 as compared to $0.86 on March 31, 2007)

LML PAYMENT SYSTEMS INC.

Notes to the Pro Forma Consolidated Financial Statements
As of March 31, 2007 and for the Fiscal Years Ended March 31, 2007 and 2006
and for the Three Months Ended June 30, 2007
(Unaudited)
(Amounts expressed in U.S. Dollars unless otherwise specified)

3.	BUSINESS ACQUISITION (Continued)

Net assets acquired

Current assets	$3,852,034
Capital assets	123,082
Other assets	136,584
Liabilities	(3,852,034)
Unallocated purchase price	20,701,662
$20,961,328

4.	PRO FORMA ASSUMPTIONS AND ADJUSTMENTS

Pro forma adjustments to consolidated balance sheet

The unaudited pro forma consolidated balance sheet reflects the following adjustments as if the transaction with Beanstream had occurred on March 31, 2007:

(a)	To record the acquisition of Beanstream at a purchase price of $18,379,966. Cash and cash equivalents pro forma adjustments include the following adjustments:

Beanstream positive working capital balance at March 31, 2007 ($6,774,050 less $3,558,975)	$3,215,075
Cash paid per purchase price	6,601,087
Acquisition costs less amount prepaid and reported under "Other Assets" adjustment ($850,000 less $100,000)	750,000
$10,566,162

Pro forma adjustments to consolidated statements of operations

The unaudited pro forma consolidated statements of operations reflect the following adjustments as if the acquisition of Beanstream had occurred on April 1, 2005:

(b)
An increase in stock-based compensation of $90,474 for the fiscal year ended March 31, 2006 reflecting the portion of stock option grants to Beanstream management and directors that would have been expensed under LML's accounting policies if granted by LML.

(c)	The increase of interest expense of LML to $345,239 from $10,041 resulting from the interest on the $4.3 million two-year promissory notes.

(d)	To adjust the LML weighted average common shares outstanding to reflect the additional LML common shares issued from LML's acquisition of Beanstream as if it was effective April 1, 2005

(e)
An increase in stock-based compensation of $23,680 for the fiscal year ended March 31, 2007 reflecting the adjustment of stock option grants to Beanstream management and directors if LML had granted options.

LML PAYMENT SYSTEMS INC.

Notes to the Pro Forma Consolidated Financial Statements
As of March 31, 2007 and for the Fiscal Years Ended March 31, 2007 and 2006
and for the Three Months Ended June 30, 2007
(Unaudited)
(Amounts expressed in U.S. Dollars unless otherwise specified)

4.	PRO FORMA ASSUMPTIONS AND ADJUSTMENTS (Continued)

(f)	The increase of interest expense of LML to $188,337 from $12,700 resulting from the interest on the remaining portion of the $4.3 million two-year promissory notes.

(g)	To adjust the Beanstream sales, general and administrative expenses to remove selling costs and non-recurring employee bonuses relating to LML's acquisition of Beanstream.

(h)
The increase of interest expense of LML to $109,066 from $18,000 resulting from the interest on the $4.3 million two-year promissory notes, converted to US at the April to June, 2007 average exchange rate.

(i)	To record the tax effect of the pro forma adjustments applicable for the period ended June 30, 2007.